UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20459

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report:

April 22, 2004

FULTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

Exhibit No.	Description
99.1	Earnings Release dated April 22, 2004

99.2	Supplemental financial information for the quarter ended March 31, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004 Fulton Financial Corporation announced its earnings for the first quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1 to this report. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date: April 22, 2004	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and
Chief Financial Officer

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